                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.


                                        /s/ Philip F. Anschutz
                                        ------------------------------------
                                        Philip F. Anschutz

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.


                                        /s/ Robert S. Boswell
                                        ------------------------------------
                                        Robert S. Boswell

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ William L. Britton
                                        ------------------------------------
                                        William L. Britton

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ Cortlandt S. Dietler
                                        ------------------------------------
                                        Cortlandt S. Dietler

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ William L. Dorn
                                        ------------------------------------
                                        William L. Dorn

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ Jordan L. Haines
                                        ------------------------------------
                                        Jordan L. Haines

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ David H. Keyte
                                        ------------------------------------
                                        David H. Keyte

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ James H. Lee
                                        ------------------------------------
                                        James H. Lee

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ Craig D. Slater
                                        ------------------------------------
                                        Craig D. Slater

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ Joan C. Sonnen
                                        ------------------------------------
                                        Joan C. Sonnen

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ Drake S. Tempest
                                        ------------------------------------
                                        Drake S. Tempest

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ Michael B. Yanney
                                        ------------------------------------
                                        Michael B. Yanney

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K --Annual Report for the year ended December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of March, 1998.

                                        /s/ J. J. Simmons, III
                                        ------------------------------------
                                        J. J. Simmons, III